EXHIBIT 32.1



                                  CERTIFICATION
                          REQUIRED BY RULE 13A-14(B) OR
                    RULE 15D-14(B) AND 18 U.S.C. SECTION 1350
          (AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

           I, Floyd Warkol, as Chief Executive Officer of KSW, Inc., (the "Company"), certify, pursuant to 18 U.S.C.ss.1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

           (1) the accompanying Quarterly Report on Form 10-Q for the period ending June 30, 2004 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

           (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 13, 2004


                                                   /s/ Floyd Warkol
                                                   -----------------------------
                                                   Floyd Warkol
                                                   Chief Executive Officer